Exhibit 99.1

Media Contact:

Jess Page

QLogic Corporation

(949) 542-1455

jess.page@qlogic.com

Investor Contact:

Doug Naylor

QLogic Corporation

(949) 542-1330

doug.naylor@qlogic.com

QLOGIC EXCEEDS REVENUE AND EPS GUIDANCE

FOR THIRD QUARTER OF FISCAL 2016

•	Delivers net revenue of $122.7 million, up 19% sequentially
•	Generates non-GAAP operating margin of 25.5% (17.5% GAAP)
•	Achieves non-GAAP diluted EPS of $0.33 ($0.28 GAAP)

ALISO VIEJO, Calif., January 28, 2016—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its third quarter financial results for the period ended December 27, 2015.

Net revenue for the third quarter of fiscal 2016 was $122.7 million compared to $140.2 million in the same quarter last year.  Revenue from Advanced Connectivity Platforms was $112.5 million during the third quarter of fiscal 2016 compared to $124.7 million in the same quarter last year.

Net income on a GAAP basis for the third quarter of fiscal 2016 was $23.4 million, or $0.28 per diluted share, compared to $22.4 million, or $0.25 per diluted share, for the third quarter of fiscal 2015.  Net income on a non-GAAP basis for the third quarter of fiscal 2016 was $28.0 million, or $0.33 per diluted share, compared to $31.6 million, or $0.36 per diluted share, for the third quarter of fiscal 2015.

“I am very pleased with our financial performance and execution during the third quarter.  We delivered both revenue and non-GAAP earnings per diluted share above the high end of our guidance range,” said Jean Hu, chief financial officer and acting chief executive officer, QLogic.  “We believe that as we execute on our strategy to focus on providing differentiated solutions for both Fibre Channel and Ethernet connectivity platforms across enterprise and cloud data centers, we will be well positioned to deliver earnings growth and enhanced shareholder value.”

Business Outlook for the Fourth Quarter of Fiscal 2016

QLogic expects to achieve net revenue in the range of $113 - $119 million for the fourth quarter of fiscal 2016. The Company is forecasting fourth quarter non-GAAP earnings per diluted share of $0.23 - $0.27.  QLogic estimates that GAAP earnings per diluted share will be lower than non-GAAP earnings per diluted share by $0.07 - $0.09 per share in the fourth quarter of fiscal 2016. The Company’s forecasted guidance is a forward-looking statement and does not include the effects of future acquisitions/divestitures, unanticipated asset impairments and other special charges, and other non-recurring items not reflective of ongoing operations.  Our forward-looking estimates of both GAAP and non-GAAP measures of our financial performance may differ materially from our actual results and should not be relied upon as statements of fact.

Non-GAAP Financial Measures

QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP.  A summary of the historical non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures, is presented in the accompanying financial schedules.

Conference Call

QLogic’s third quarter fiscal 2016 conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).  Jean Hu, chief financial officer and acting chief executive officer, will host the conference call.  The call is being webcast live at http://ir.qlogic.com.  Phone access to participate in the conference call is available at (719) 457-2648, conference ID: 7027428.

The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call.  A replay of the webcast will also be available at http://ir.qlogic.com for twelve months.

Follow QLogic @ twitter.com/qlogic

QLogic – the Ultimate in Performance

QLogic (Nasdaq:QLGC) is a global leader and technology innovator in high performance server and storage networking connectivity products. Leading OEMs and channel partners worldwide rely on QLogic for their server and storage networking solutions. For more information, visit www.qlogic.com.

Disclaimer – Forward-Looking Statements

This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business and market trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation, the company’s belief that as it executes on its strategy that it will be well positioned to deliver earnings growth and enhanced shareholder value, and its ability to achieve the company’s business outlook and financial guidance. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: potential fluctuations in operating results; gross margins that may vary over time; unfavorable economic conditions; the stock price of the company may be volatile; the company's dependence on the networking markets served; the company's ability to compete effectively with other companies; the ability to attract and retain key personnel; the company's dependence on a small number of customers; the ability to maintain and gain market or industry acceptance of the company's products; the company's dependence on sole source and limited source suppliers; the company's dependence on relationships with certain third-party subcontractors and contract manufacturers; uncertain benefits from strategic business combinations, acquisitions and divestitures; the complexity of the company's products; declining average unit sales prices of comparable products; sales fluctuations arising from customer transitions to new products; seasonal fluctuations and uneven sales and purchasing patterns with customers and suppliers; changes in the company's tax provisions or adverse outcomes resulting from examination of its income tax returns; international economic, currency, regulatory, political and other risks; facilities of the company and its suppliers and customers are located in areas subject to natural disasters; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; a reduction in sales efforts by current distributors; declines in the market value of the company's marketable securities; changes in and compliance with regulations; difficulties in transitioning to smaller geometry process technologies; the use of "open source" software in the company's products; system security risks, data protection breaches and cyber-attacks; and the company’s ability to borrow under its credit agreement is subject to certain covenants.

More detailed information on these and additional factors that could affect the company's operating and financial results are described in the company's Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	December 27, 2015	December 28, 2014	December 27, 2015	December 28, 2014
Net revenues	$122,730	$140,203	$339,489	$387,155
Cost of revenues	50,163	57,802	139,405	158,649
Gross profit	72,567	82,401	200,084	228,506
Operating expenses:
Engineering and development	29,626	34,802	97,487	108,103
Sales and marketing	13,272	16,153	42,382	47,640
General and administrative	6,832	7,677	18,833	25,274
Special charges	1,381	69	10,614	4,872
Total operating expenses	51,111	58,701	169,316	185,889
Operating income	21,456	23,700	30,768	42,617
Interest and other income (expense), net	561	(269)	1,073	169
Income before income taxes	22,017	23,431	31,841	42,786
Income tax expense (benefit)	(1,416)	996	3,614	3,341
Net income	$23,433	$22,435	$28,227	$39,445
Net income per share:
Basic	$0.28	$0.26	$0.33	$0.45
Diluted	$0.28	$0.25	$0.32	$0.45
Number of shares used in per share calculations:
Basic	83,503	87,728	85,916	87,679
Diluted	84,307	88,527	86,876	88,294

QLOGIC CORPORATION

RECONCILIATION OF GAAP NET INCOME TO

NON-GAAP NET INCOME

(unaudited — in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	December 27, 2015	December 28, 2014	December 27, 2015	December 28, 2014
GAAP net income	$23,433	$22,435	$28,227	$39,445
Items excluded from GAAP net income:
Stock-based compensation	4,236	4,903	12,157	15,178
Amortization of acquisition-related intangible assets	3,541	4,350	10,859	12,917
Amortization of license fee	688	716	1,868	2,110
Acquisition-related charges	—	192	—	1,226
Special charges	1,381	69	10,614	4,872
Income tax adjustments	(5,240)	(1,030)	(4,467)	(3,612)
Total non-GAAP adjustments	4,606	9,200	31,031	32,691
Non-GAAP net income	$28,039	$31,635	$59,258	$72,136
Net income per diluted share:
GAAP net income	$0.28	$0.25	$0.32	$0.45
Adjustments	0.05	0.11	0.36	0.37
Non-GAAP net income	$0.33	$0.36	$0.68	$0.82

Non-GAAP Financial Measures

The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP).  The non-GAAP financial measures presented exclude the items summarized in the above table.  Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.

The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis.  These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors.  Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability.  These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a per diluted share basis.

Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process.  In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures.  Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP.  Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP.  The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.

For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.

A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited – in thousands)	Three Months Ended		Nine Months Ended
	December 27, 2015	December 28, 2014	December 27, 2015	December 28, 2014
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$186	$258	$622	$871
Amortization of acquisition-related intangible assets	3,372	3,816	10,353	12,383
Amortization of license fee	688	716	1,868	2,110
Acquisition-related charges	—	192	—	1,226
Total cost of revenue adjustments	4,246	4,982	12,843	16,590
Operating expenses:
Engineering and development:
Stock-based compensation	1,990	2,243	6,849	7,523
Sales and marketing:
Stock-based compensation	1,045	1,182	2,668	3,265
Amortization of acquisition-related intangible assets	169	534	506	534
General and administrative:
Stock-based compensation	1,015	1,220	2,018	3,519
Special charges	1,381	69	10,614	4,872
Total operating expense adjustments	5,600	5,248	22,655	19,713
Total non-GAAP adjustments before income taxes	9,846	10,230	35,498	36,303
Income tax adjustments	(5,240)	(1,030)	(4,467)	(3,612)
Total non-GAAP adjustments	$4,606	$9,200	$31,031	$32,691

QLOGIC CORPORATION

SUMMARY OF RECONCILING ITEMS BETWEEN FORECASTED

NON-GAAP AND GAAP EARNINGS PER DILUTED SHARE

FOURTH QUARTER OF FISCAL 2016

QLogic is forecasting fourth quarter non-GAAP earnings per diluted share of $0.23 - $0.27.  The Company estimates that GAAP earnings per diluted share will be lower than non-GAAP earnings per diluted share by $0.07 - $0.09 per share in the fourth quarter of fiscal 2016.  This difference is comprised of the following:

Stock-based compensation	$0.05 - $0.06
Amortization of acquisition-related intangible assets and license fee	$0.05
Income taxes	($0.03 - $0.02)
$0.07 - $0.09

The Company’s forecasted guidance is a forward-looking statement and does not include the effects of future acquisitions/divestitures, unanticipated asset impairments and other special charges, and other non-recurring items not reflective of ongoing operations.  Our forward-looking estimates of both GAAP and non-GAAP measures of our financial performance may differ materially from our actual results and should not be relied upon as statements of fact.

QLOGIC CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited — in thousands)

	December 27, 2015	March 29, 2015
ASSETS
Current assets:
Cash and cash equivalents	$87,069	$115,241
Marketable securities	212,405	201,174
Total cash and marketable securities	299,474	316,415
Accounts receivable, net	69,736	87,436
Inventories	40,276	29,978
Other current assets	17,023	21,802
Total current assets	426,509	455,631
Property and equipment, net	74,081	78,501
Goodwill	167,232	167,232
Purchased intangible assets, net	66,521	77,659
Deferred tax assets	44,424	48,880
Other assets	18,625	20,752
	$797,392	$848,655
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$27,756	$40,497
Accrued compensation	16,466	22,476
Accrued taxes	1,439	2,711
Other current liabilities	9,756	11,718
Total current liabilities	55,417	77,402
Accrued taxes	12,616	14,516
Other liabilities	6,937	9,721
Total liabilities	74,970	101,639
Stockholders’ equity:
Common stock	218	215
Additional paid-in capital	1,010,007	983,579
Retained earnings	1,750,891	1,722,664
Accumulated other comprehensive loss	(1,392)	(99)
Treasury stock	(2,037,302)	(1,959,343)
Total stockholders’ equity	722,422	747,016
	$797,392	$848,655

QLOGIC CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited — in thousands)

	Nine Months Ended
	December 27, 2015	December 28, 2014
Cash flows from operating activities:
Net income	$28,227	$39,445
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	30,618	35,511
Stock-based compensation	12,157	15,178
Deferred income taxes	4,616	(316)
Asset impairments	1,954	1,455
Other non-cash items, net	674	1,257
Changes in operating assets and liabilities:
Accounts receivable	17,905	(29,892)
Inventories	(10,298)	(12,903)
Other assets	3,234	1,236
Accounts payable	(7,365)	4,121
Accrued compensation	(6,010)	(7,501)
Accrued taxes, net	(8,543)	1,147
Other liabilities	(3,846)	(11,398)
Net cash provided by operating activities	63,323	37,340
Cash flows from investing activities:
Purchases of available-for-sale securities	(173,476)	(123,431)
Proceeds from sales and maturities of available-for-sale securities	159,911	116,260
Purchases of property and equipment	(21,991)	(15,420)
Proceeds from disposition of assets held for sale	7,553	—
Net cash used in investing activities	(28,003)	(22,591)
Cash flows from financing activities:
Proceeds from issuance of common stock under stock-based awards	20,010	5,144
Minimum tax withholding paid on behalf of employees for restricted stock units	(5,736)	(3,589)
Purchases of treasury stock	(78,859)	(11,834)
Other financing activities	1,093	(220)
Net cash used in financing activities	(63,492)	(10,499)
Net increase (decrease) in cash and cash equivalents	(28,172)	4,250
Cash and cash equivalents at beginning of period	115,241	91,258
Cash and cash equivalents at end of period	$87,069	$95,508

QLOGIC CORPORATION

SUPPLEMENTAL FINANCIAL INFORMATION

(unaudited — in thousands)

Net Revenues

A summary of the company’s revenue components is as follows:

	Three Months Ended		Nine Months Ended
	December 27, 2015	December 28, 2014	December 27, 2015	December 28, 2014
Advanced Connectivity Platforms	$112,458	$124,704	$308,386	$344,282
Legacy Connectivity Products	10,272	15,499	31,103	42,873
	$122,730	$140,203	$339,489	$387,155